UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 11, 2015

 ASPECT SOFTWARE PARENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-170936	20-3503231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2325 E. Camelback Road, Suite 700
Phoenix, Arizona, 85016
(Address of principal executive offices, zip code)
(978) 250-7900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

On February 11, 2015, Aspect Software issued a press release announcing its fourth quarter of 2014 earnings conference call. A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 11, 2015, announcing Aspect Software's fourth quarter of 2014 earnings call.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT SOFTWARE PARENT, INC.
Date: February 12, 2015	By:	/s/ Robert J. Krakauer
		Name:	Robert J. Krakauer
		Title:	President